Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2009

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1220

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   -
	    Class C	      $   -
	    Class Y	      $  553


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  -
    	    Class C	      $  -
	    Class Y	      $ 0.14


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             15930

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	 1367
	    Class C              7290
	    Class Y		 3788


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 20.08

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 17.21
	    Class C           $ 18.10
	    Class Y           $ 20.65


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 3236

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  391
	    Class C	      $  976
	    Class Y	      $   81

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.18

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.13
    	    Class C	      $ 0.13
	    Class Y	      $ 0.18

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            17773

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2891
	    Class C             7219
	    Class Y		 532


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.66

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.65
	    Class C           $ 5.66
	    Class Y           $ 5.70


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  888

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   88
	    Class C	      $   87
            Class Y           $   - (1)

		(1) less than $500

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.003

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.003
    	    Class C	      $ 0.003
            Class Y           $ 0.003

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       257395

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             23673
	    Class C             18443
            Class Y               131

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 717

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   -
	    Class C	      $   -
	    Class Y	      $  30


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.04

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $   -
    	    Class C	      $   -
	    Class Y	      $ 0.06


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             20328

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  581
	    Class C              2929
	    Class Y		  526


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 28.76

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 24.79
	    Class C           $ 25.44
	    Class Y           $ 29.40


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4920

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  198
	    Class C	      $  960
	    Class Y	      $  984


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.41

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.23
    	    Class C	      $ 0.25
	    Class Y	      $ 0.46


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             11621

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         845
	    Class C             3684
	    Class Y		1937

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.70

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 23.44
	    Class C           $ 23.81
	    Class Y           $ 23.80


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 3004

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   48
	    Class C	      $  248
	    Class Y	      $  420


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.24

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.12
    	    Class C	      $ 0.15
	    Class Y	      $ 0.28


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            11821

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              338
	    Class C             1476
	    Class Y		1294

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 19.79

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 19.55
	    Class C           $ 19.80
	    Class Y           $ 20.05